UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2026

Pioneer Acquisition I Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42709	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Concord Street Brooklyn, NY	11201
(Address of principal executive offices)	(Zip Code)

(347) 720-2907

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	PACHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PACH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PACHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

General Description of the Business Combination Agreement

On October 6, 2026, Pioneer Acquisition I Corp, a Cayman Islands exempted company (“Pioneer” or “SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Green AI Cloud, Inc., a Delaware corporation (“Green AI Cloud” or the “Company”), and Pioneer Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Pioneer (“Merger Sub”). Terms used but not defined herein shall have the meanings defined in the Business Combination Agreement.

Pursuant to the Business Combination Agreement and subject to the terms and conditions set forth therein, (i) prior to the closing (the “Closing”, and the date and time of the Closing, the “Closing Date”) of the transactions contemplated by the Business Combination Agreement (the “Transactions”), SPAC shall de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware, so as to re-domicile as and become a Delaware corporation pursuant to the Companies Act (as revised) of the Cayman Islands and the applicable provisions of the Delaware General Corporation Law (the “Domestication”), and (ii) following the Domestication and on the Closing Date, Merger Sub will merge with and into Green AI Cloud, with Green AI Cloud surviving the merger as a direct, wholly owned subsidiary of Pioneer (the “Merger”). Prior to or concurrently with the Domestication, Green AI Cloud will change its corporate name to a name mutually agreed by Pioneer and Green AI Cloud. The parties intend that the Domestication qualify as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Merger qualify as a reorganization under Section 368(a) of the Code.

Immediately prior to the Domestication, pursuant to the Sponsor Support Agreement (as defined below), each Class B ordinary share of Pioneer (“Class B Ordinary Shares”) will convert on a one-for-one basis into a Class A ordinary share of Pioneer (“Class A Ordinary Shares”) (the “Sponsor Share Conversion”). In connection with the Domestication, (i) each issued and outstanding Class A Ordinary Share will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of Pioneer as a Delaware corporation (“Domesticated Purchaser Common Stock”), (ii) each issued and outstanding warrant of Pioneer will convert automatically, on a one-for-one basis, into a warrant of Pioneer as a Delaware corporation, each whole warrant entitling the holder thereof to purchase one share of Domesticated Purchaser Common Stock at an exercise price of $11.50 per share, subject to adjustment (“Domesticated Purchaser Warrants”), and (iii) each issued and outstanding unit of Pioneer will convert automatically, on a one-for-one basis, into a unit consisting of one share of Domesticated Purchaser Common Stock and one-half of one Domesticated Purchaser Warrant. At the effective time of the Merger (the “Effective Time”), each such unit will separate automatically into its component securities (with only whole warrants issued and exercisable), and the Domesticated Purchaser Warrants will become exercisable commencing thirty (30) days after the Closing.

Immediately prior to the Effective Time, each convertible security of Green AI Cloud will convert, each warrant of Green AI Cloud will be exercised in full, and each share of Green AI Cloud preferred stock will convert into common stock of Green AI Cloud, par value $0.0001 per share (“Company Common Stock”), in each case in accordance with its terms. At the Effective Time, each share of Company Common Stock (other than excluded shares) will be cancelled and converted into the right to receive a number of shares of Domesticated Purchaser Common Stock equal to the Exchange Ratio (as defined below), and each outstanding option to purchase Company Common Stock will be assumed by Pioneer and converted into an option to purchase Domesticated Purchaser Common Stock, with the number of shares and exercise price adjusted based on the Exchange Ratio. Any restricted stock units of Green AI Cloud granted prior to the Effective Time will be similarly assumed and converted.

Consideration

The aggregate consideration to be paid to holders of Company Common Stock as of immediately prior to the Effective Time (the “Company Shareholders”) will consist of a number of newly issued shares of Domesticated Purchaser Common Stock equal to Three Hundred Million U.S. Dollars ($300,000,000) divided by Ten U.S. Dollars ($10.00), or 30,000,000 shares (the “Aggregate Consideration”), allocated among the Company Shareholders pro rata in accordance with their holdings of Company Common Stock. The exchange ratio equals the Aggregate Consideration divided by the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (the “Exchange Ratio”). No fractional shares will be issued, and any fractional shares will be rounded down to the nearest whole share.

In addition to the Aggregate Consideration, at the Closing, Pioneer will issue to the Company Shareholders, pro rata, an aggregate of 5,000,000 shares of Domesticated Purchaser Common Stock, valued at $10.00 per share and having an aggregate value of $50,000,000 (the “Earn-Out Shares”). The Earn-Out Shares will be issued and outstanding at the Closing but will be subject to vesting, transfer restrictions and forfeiture during the three-year period ending December 31, 2029 (the “Earn-Out Period”). The Earn-Out Shares will vest in three tranches of 1,666,666, 1,666,667 and 1,666,667 shares, respectively, upon the earlier of (i) the EBITDA of Pioneer and its subsidiaries, on a consolidated basis, for the fiscal year ending December 31, 2027, 2028 or 2029, as applicable, equaling or exceeding $500,000, $1,000,000 or $1,500,000, respectively, or (ii) the volume-weighted average price of the Domesticated Purchaser Common Stock equaling or exceeding $11.00, $12.00, or $13.00, respectively, for any twenty (20) trading days within any thirty (30) consecutive trading day period during the applicable fiscal year.

A tranche that does not vest for its applicable fiscal year remains eligible to vest on a cumulative “catch-up” basis if specified cumulative EBITDA thresholds are achieved in a later fiscal year of the Earn-Out Period. All unvested Earn-Out Shares will vest automatically upon a Change of Control occurring prior to the final vesting determination. Unvested Earn-Out Shares that have not vested by the final determination for the Earn-Out Period will be forfeited and cancelled for no consideration.

Representations and Warranties

The Business Combination Agreement contains representations and warranties that are reasonably customary for similar transactions that are made by the parties as of the date of the Business Combination Agreement, or other specified dates, solely for the benefit of certain of the parties to the Business Combination Agreement, and in certain cases are subject to specified exceptions and materiality, Company Material Adverse Effect or Purchaser Material Adverse Effect (each as defined in the Business Combination Agreement and, as applicable, a “Material Adverse Effect”), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to the confidential disclosure letters delivered in connection with the Business Combination Agreement.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach, except in the case of a Fraud Claim. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants of the Parties

Each party to the Business Combination Agreement has agreed to use its reasonable best efforts to consummate the Transactions, including making any filings required under applicable antitrust laws. The Business Combination Agreement also contains certain customary covenants by each of the parties that apply during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement (the “Interim Period”), including (i) the provision of access to the applicable party’s properties, books and personnel; (ii) the operation of the parties’ respective businesses in the ordinary course of business; (iii) the current and timely filing of Pioneer’s public filings and the maintenance of its Nasdaq listing; (iv) no insider trading; (v) notifications to the other parties of certain matters; (vi) obtaining third party and regulatory approvals; (vii) tax matters; (viii) further assurances; (ix) public announcements; (x) confidentiality; and other covenants. The Business Combination Agreement also contains certain customary post-Closing covenants, including, without limitation, in regard to (1) the maintenance of books and records; (2) the indemnification of directors and officers and the purchase of a six-year “tail” directors’ and officers’ liability insurance policy; (3) Section 16 matters; and (4) the use of proceeds from Pioneer’s trust account (the “Trust Account”). Additionally:

Each of Pioneer and Green AI Cloud will not solicit, initiate or engage in negotiations regarding a competing alternative transaction, and will cease any existing discussions with respect thereto, in accordance with customary terms and provisions set forth in the Business Combination Agreement.

Pioneer’s board of directors will recommend that Pioneer’s shareholders approve the Transaction Proposals (as defined in the Business Combination Agreement) and will not, except as required by applicable law, withdraw, amend, qualify or modify such recommendation (a “Modification in Recommendation”). Pioneer’s obligation to convene the extraordinary general meeting of its shareholders (the “Shareholders’ Meeting”) and submit the Transaction Proposals will not be affected by any Modification in Recommendation, and if the requisite approval is not obtained, Pioneer will hold additional meetings to obtain such approval. The Transaction Proposals include, among others, approval of the Business Combination Agreement and the Transactions, the Domestication and Pioneer’s Delaware certificate of incorporation and bylaws, the issuance of the Aggregate Consideration and the Earn-Out Shares under Nasdaq Listing Rule 5635, a new equity incentive plan and employee stock purchase plan, and the election of director nominees.

Green AI Cloud will use reasonable best efforts to deliver to Pioneer its audited financial statements (the “Audited Financial Statements”), unaudited consolidated financial statements as of and for the six-month period ended June 30, 2026 (the “Updated 1H Financial Statements”) and any other financial statements of Green AI Cloud required to be included in the Registration Statement (as defined below), in each case as soon as reasonably practicable following the date of the Business Combination Agreement.

Pioneer and Green AI Cloud will jointly prepare, and Pioneer will file with the U.S. Securities and Exchange Commission (the “SEC”), as promptly as practicable after receipt of the required financial statements of Green AI Cloud, a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the securities of Pioneer to be issued in the Domestication and the Merger, including the Aggregate Consideration and the Earn-Out Shares, and containing a proxy statement/prospectus for the solicitation of proxies from Pioneer’s shareholders to approve the Transaction Proposals at the Shareholders’ Meeting, which Pioneer will hold no later than thirty (30) Business Days after the Registration Statement is declared effective, and providing Pioneer’s public shareholders with an opportunity to redeem their Class A Ordinary Shares in connection with the Transactions, as required by Pioneer’s organizational documents (the “Redemption”). The SEC filing fees for the Registration Statement will be borne by Green AI Cloud.

Green AI Cloud will use its reasonable best efforts to obtain the approval of its stockholders required to adopt the Business Combination Agreement and approve the Transactions (the “Requisite Shareholder Approval”) by irrevocable written consent of the Sellers (as defined below) pursuant to the Voting and Support Agreement (as defined below) promptly following the effectiveness of the Registration Statement. If the Requisite Shareholder Approval is not delivered within three (3) Business Days after the Registration Statement is declared effective, Green AI Cloud will call and hold a meeting of its stockholders as soon as practicable to obtain such approval.

The parties will take all action necessary so that, effective as of the Closing, Pioneer’s board of directors will not be classified and will initially consist of seven (7) directors, one (1) of whom will be designated by Pioneer and the remainder of whom will be designated by Green AI Cloud, including such number of independent directors as is required under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). The executive officers of Pioneer immediately after the Closing will be the individuals designated pursuant to the Business Combination Agreement and such other individuals as mutually agreed by Pioneer and Green AI Cloud. Prior to the Closing, the parties will also use commercially reasonable efforts to agree on an equity incentive plan with a share reserve equal to fifteen percent (15%) of the fully diluted shares of Domesticated Purchaser Common Stock outstanding immediately after the Closing (with a five percent (5%) annual evergreen) and an employee stock purchase plan with a share reserve equal to two percent (2%) of the outstanding shares of Domesticated Purchaser Common Stock immediately after the Closing (with a two percent (2%) annual evergreen).

During the Interim Period, Pioneer will use its reasonable best efforts to obtain, as of the Closing, committed capital in an aggregate amount of Twenty Million U.S. Dollars ($20,000,000), net of the payment of transaction costs (other than deferred underwriting fees payable to Cantor Fitzgerald & Co.) (the “Funding Commitments”). The Funding Commitments may be satisfied through equity, debt, equity-linked or other alternative financing instruments, including forward purchase agreements, standby equity purchase agreements and equity lines of credit, and include any funds remaining in the Trust Account after the Redemption and any proceeds of any Company Financing (as defined in the Business Combination Agreement). Pioneer may also extend the deadline by which it must complete its initial business combination without the consent of Green AI Cloud, with any related extension fees to be borne by Green AI Cloud on a monthly basis.

At the Closing, Pioneer will pay the transaction costs of Pioneer and Green AI Cloud solely from funds remaining in the Trust Account after the Redemption and the proceeds of any Funding Commitments; provided that Pioneer’s transaction costs payable from such sources may not exceed $2,000,000, and any excess will be borne by Pioneer (from funds held outside the Trust Account) or by Pioneer Acquisition 1 Sponsor Holdco LLC, a Delaware limited liability company (the “Sponsor”), in cash or in founder shares. The deferred underwriting fee payable to Cantor Fitzgerald & Co. in connection with Pioneer’s initial public offering will be borne by Green AI Cloud, in cash or in shares of Domesticated Purchaser Common Stock.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties, unless waived: (i) the approval of the Transaction Proposals by Pioneer’s shareholders; (ii) the receipt of the Requisite Shareholder Approval; (iii) no law or order preventing or prohibiting the Transactions; (iv) the effectiveness of the Registration Statement; (v) the conditional approval of Pioneer’s initial listing application with Nasdaq (or such other exchange or market as agreed by the parties) and the approval for listing of the Domesticated Purchaser Common Stock and the Domesticated Purchaser Warrants; and (vi) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any other required governmental approvals.

In addition, unless waived by Green AI Cloud, the obligations of Green AI Cloud to consummate the Transactions are subject to the satisfaction of the following closing conditions, in addition to customary certificates and other closing deliveries: (i) the fundamental representations and warranties of Pioneer and Merger Sub being true and correct in all respects (other than de minimis inaccuracies) as of the date of the Business Combination Agreement and as of the Closing Date; (ii) all other representations and warranties of Pioneer and Merger Sub being true and correct as of the date of the Business Combination Agreement and as of the Closing Date, except where the failure to be true and correct has not had and would not reasonably be expected to have a Material Adverse Effect on Pioneer; (iii) Pioneer and Merger Sub having performed in all material respects their respective obligations under the Business Combination Agreement; (iv) the absence of any continuing and uncured Material Adverse Effect on Pioneer since the date of the Business Combination Agreement; (v) the Domestication having been completed; (vi) Pioneer having made appropriate arrangements to have the funds remaining in the Trust Account available at the Closing; (vii) the delivery of the A&R Registration Rights Agreement and the Lock-Up Agreements (each as defined below), duly executed by Pioneer and the Sponsor, as applicable; and (viii) Pioneer having obtained Funding Commitments of at least $20,000,000 (the “Minimum Funding Commitment”).

Unless waived by Pioneer, the obligations of Pioneer and Merger Sub to consummate the Transactions are subject to the satisfaction of the following closing conditions, in addition to customary certificates and other closing deliveries: (i) the fundamental representations and warranties of Green AI Cloud being true and correct in all respects (other than de minimis inaccuracies) as of the date of the Business Combination Agreement and as of the Closing Date; (ii) all other representations and warranties of Green AI Cloud being true and correct as of the date of the Business Combination Agreement and as of the Closing Date, except where the failure to be true and correct has not had and would not reasonably be expected to have a Material Adverse Effect on Green AI Cloud; (iii) Green AI Cloud having performed in all material respects its obligations under the Business Combination Agreement; (iv) the absence of any continuing and uncured Material Adverse Effect on Green AI Cloud and its subsidiaries since the date of the Business Combination Agreement; (v) the delivery of the A&R Registration Rights Agreement and the Seller Lock-Up Agreement (as defined below), duly executed by each holder of Green AI Cloud equity securities who will receive at least 5.0% of the Aggregate Consideration (including upon the exercise or settlement of assumed equity awards); (vi) the delivery of a customary FIRPTA certificate; and (vii) the receipt of consents from the holders of any Green AI Cloud warrants that do not automatically exercise in full in accordance with their terms.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Pioneer or Green AI Cloud if the conditions to the Closing have not been satisfied or waived by June 30, 2028 (the “Outside Date”); provided that, solely for purposes of Green AI Cloud’s termination right, the Outside Date will be extended by one day for each day after November 30, 2026 that the Audited Financial Statements or the Updated 1H Financial Statements have not been delivered.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior to the Closing, including, among other reasons: (i) by mutual written consent of Pioneer and Green AI Cloud; (ii) by either Pioneer or Green AI Cloud if a governmental authority of competent jurisdiction shall have issued a final, non-appealable order permanently restraining, enjoining or otherwise prohibiting the Transactions; (iii) by Green AI Cloud for Pioneer’s uncured breach of the Business Combination Agreement, such that the related closing condition would not be met, subject to a twenty (20) day cure period; (iv) by Pioneer for Green AI Cloud’s uncured breach of the Business Combination Agreement, such that the related closing condition would not be met, subject to a twenty (20) day cure period; (v) by either Pioneer or Green AI Cloud if the conditions to the other party’s obligations have been satisfied or waived and the other party fails to consummate the Closing within five (5) Business Days after the terminating party confirms in writing that it is ready, willing and able to close; (vi) by Green AI Cloud, if the Transaction Proposals are not approved at the Shareholders’ Meeting; and (vii) by either Pioneer or Green AI Cloud, if Pioneer has not obtained an extension of its business combination deadline and the Closing has not occurred prior to the date on which Pioneer would otherwise be required to liquidate.

If the Business Combination Agreement is terminated by Pioneer pursuant to clause (iv) or (v) above, Green AI Cloud will pay Pioneer a termination fee of $1,000,000 (the “Termination Fee”) plus up to $500,000 of the amounts outstanding under Pioneer’s convertible promissory note issued to the Sponsor. If the Business Combination Agreement is terminated by Green AI Cloud pursuant to clause (iii) or (v) above, Pioneer will pay Green AI Cloud the Termination Fee plus $500,000 as reimbursement of Green AI Cloud’s expenses. Such amounts constitute liquidated damages. Upon termination, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, effect of termination and customary miscellaneous provisions) will terminate, and no party will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to such termination.

Trust Account Waiver

Green AI Cloud agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account held for Pioneer’s public shareholders, and has agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom), subject to certain exceptions.

Governing Law

The Business Combination Agreement is governed by Delaware law, except that the laws of the Cayman Islands will also apply to the Domestication.

Related Agreements

Voting and Support Agreement

Simultaneously with the execution of the Business Combination Agreement, Pioneer, Green AI Cloud and certain holders of Green AI Cloud equity securities representing the Requisite Shareholder Approval (the “Sellers”) entered into a Voting and Support Agreement (the “Voting and Support Agreement”), pursuant to which, among other things, each Seller agreed to vote, or execute a written consent with respect to, its shares of Company Common Stock (the “Subject Securities”) to provide the Requisite Shareholder Approval within three (3) Business Days after the Registration Statement is declared effective, and to vote against any alternative transaction or other proposal that would impede the Transactions. Each Seller also agreed to (i) not transfer its Subject Securities, subject to certain exceptions, until the earlier of the Closing or the termination of the Business Combination Agreement, (ii) waive any appraisal or dissenters’ rights, (iii) not commence or join any claim challenging the Voting and Support Agreement or alleging a breach of fiduciary duty in connection with the Transactions, (iv) be bound by the non-solicitation, public announcement and confidentiality provisions of the Business Combination Agreement, and (v) deliver at the Closing executed copies of the A&R Registration Rights Agreement and the Seller Lock-Up Agreement. The Voting and Support Agreement will terminate upon the earliest of the Closing, the termination of the Business Combination Agreement, the liquidation of Green AI Cloud and the written agreement of the parties. A copy of the Voting and Support Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Sponsor Support Agreement

Simultaneously with the execution of the Business Combination Agreement, Pioneer, Green AI Cloud and the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor, as holder of 6,325,000 Class B Ordinary Shares, and any other holder of Pioneer equity securities who becomes a party by joinder, agreed, among other things, to (i) vote all of its Pioneer equity securities in favor of the Transaction Proposals and against any competing proposal, (ii) effect the Sponsor Share Conversion immediately prior to the Domestication, (iii) not redeem any of its shares in connection with the Transactions, (iv) not exercise any dissenters’ or appraisal rights, (v) not transfer its Pioneer equity securities without the prior written consent of Pioneer and Green AI Cloud, and (vi) waive any claims against the Trust Account. The Sponsor also granted Green AI Cloud an irrevocable proxy to vote its Pioneer equity securities in accordance with the Sponsor Support Agreement and, effective as of the Closing and subject to customary carve-outs, released Pioneer, Green AI Cloud and their respective affiliates from claims arising out of its capacity as a Pioneer shareholder. The Sponsor Support Agreement will terminate upon the earliest of the mutual written consent of Pioneer and Green AI Cloud, the Effective Time and the termination of the Business Combination Agreement. A copy of the Sponsor Support Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Lock-Up Agreements

At the Closing, (i) Pioneer and the Sponsor will enter into a lock-up agreement (the “Sponsor Lock-Up Agreement”) with respect to the 6,325,000 shares of Domesticated Purchaser Common Stock to be held by the Sponsor following the Sponsor Share Conversion and the Domestication, and (ii) Pioneer, Green AI Cloud and certain Sellers will enter into a lock-up agreement (the “Seller Lock-Up Agreement” and, together with the Sponsor Lock-Up Agreement, the “Lock-Up Agreements”) with respect to the shares of Domesticated Purchaser Common Stock received in the Merger, the Earn-Out Shares and any securities convertible into or exercisable for Domesticated Purchaser Common Stock held immediately following the Effective Time. Under each Lock-Up Agreement, the applicable holders will agree not to transfer such securities, without the prior written consent of Pioneer’s board of directors, for six (6) months following the consummation of the Merger, subject to customary permitted transfers, including transfers to affiliates, family members and trusts and, under the Sponsor Lock-Up Agreement, private sales in connection with the Funding Commitments at prices no greater than the original purchase price of such shares. Each Lock-Up Agreement will terminate early upon a liquidation, merger or similar transaction that results in all holders of Domesticated Purchaser Common Stock having the right to exchange their shares for cash, securities or other property, or upon Pioneer’s liquidation. Copies of the forms of Sponsor Lock-Up Agreement and Seller Lock-Up Agreement are attached as Exhibits 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the Closing, Pioneer, the Sponsor and certain other holders, including certain Sellers, will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), which will amend and restate the registration rights agreement entered into in connection with Pioneer’s initial public offering. Pursuant to the A&R Registration Rights Agreement, Pioneer will be required to file, within 30 days after the Closing, a shelf registration statement registering the resale of the registrable securities, including the Earn-Out Shares, and to use commercially reasonable efforts to cause it to become effective as soon as reasonably practicable. Following the expiration of the applicable lock-up period, each of the Sponsor holders, the Seller holders and the other holders, as a group, may demand up to three (3) underwritten shelf takedowns, block trades or other coordinated offerings in the aggregate, subject to a $25 million minimum offering size, and may exercise piggyback registration rights up to three (3) times. The A&R Registration Rights Agreement also contains customary market stand-off, expense allocation and indemnification provisions and will terminate on its tenth anniversary or, with respect to any holder, when such holder no longer holds registrable securities. A copy of the form of A&R Registration Rights Agreement is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

The Business Combination Agreement and other agreements described above have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Pioneer, Green AI Cloud, or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about Pioneer, Green AI Cloud or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Pioneer makes publicly available in reports, statements and other documents filed with the SEC. Pioneer and Green AI Cloud investors and securityholders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement, the Voting and Support Agreement, the Sponsor Support Agreement, the form of Sponsor Lock-Up Agreement, the form of Seller Lock-Up Agreement and the form of A&R Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and the terms of which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On October 8, 2026, Pioneer issued a press release announcing the Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Pioneer intends to file with the SEC the Registration Statement, which will include a preliminary proxy statement of Pioneer and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Shareholders’ Meeting to approve the Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of Pioneer as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Pioneer will also file other documents regarding the Business Combination with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF PIONEER AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH PIONEER’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT PIONEER, GREEN AI CLOUD AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Pioneer, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Pioneer Acquisition I Corp., 131 Concord Street, Brooklyn, New York 11201.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

Pioneer, Green AI Cloud and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Pioneer’s shareholders in connection with the Business Combination. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Pioneer’s securities will be, contained in Pioneer’s filings with the SEC, including the final prospectus for Pioneer’s initial public offering filed with the SEC on June 20, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Pioneer’s shareholders in connection with the Business Combination, including the names and interests of Green AI Cloud’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Pioneer with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Pioneer or Green AI Cloud, or any commodity or instrument or related derivative of Pioneer or Green AI Cloud, nor shall there be any sale of any such securities, commodities, instruments or related derivatives in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities, commodities, instruments or derivatives shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Pioneer and Green AI Cloud, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Green AI Cloud, Pioneer and the Business Combination, statements regarding the anticipated benefits and timing of the completion of the Business Combination, the potential vesting of the Earn-Out Shares, the expected Funding Commitments, the combined company’s listing on any securities exchange, the anticipated business of the combined company, plans and use of proceeds, objectives of management for future operations of the combined company, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Pioneer’s public shareholders, and the combined company’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pioneer’s securities; the risk that the Business Combination may not be completed by Pioneer’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Pioneer’s shareholders and the Minimum Funding Commitment; the failure to obtain the Funding Commitments; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of Pioneer’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or affect the listing or trading of the Domesticated Purchaser Common Stock; the failure of the combined company to obtain or maintain the listing of its securities on Nasdaq or any other securities exchange after the closing of the Business Combination; risks associated with the ability of Pioneer and Green AI Cloud to consummate the Business Combination timely or at all, including in connection with potential regulatory delays or impediments, costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to the combined company’s anticipated operations and business; risks related to increased competition in the industries in which the combined company will operate; risks related to the ability of Green AI Cloud and the combined company to execute their business plans; the outcome of any potential legal proceedings that may be instituted against Pioneer, Green AI Cloud or others in connection with or following announcement of the Business Combination, and those risk factors discussed in documents that Pioneer filed, or that will be filed, with the SEC, including as will be set forth in the Registration Statement to be filed with the SEC in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, Pioneer’s Quarterly Reports on Form 10-Q and Pioneer’s Annual Reports on Form 10-K filed or to be filed by Pioneer from time to time, the Registration Statement that will be filed by Pioneer and the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by Pioneer from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Pioneer nor Green AI Cloud presently know or that Pioneer and Green AI Cloud currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Pioneer and Green AI Cloud assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Neither Pioneer nor Green AI Cloud gives any assurance that either Pioneer or Green AI Cloud will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by Pioneer, Green AI Cloud or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of October 6, 2026, by and among Pioneer Acquisition I Corp., Green AI Cloud, Inc. and Pioneer Merger Sub, Inc.

10.1*	Voting and Support Agreement, dated as of October 6, 2026, by and among Pioneer Acquisition I Corp., Green AI Cloud, Inc. and the Sellers party thereto.

10.2	Sponsor Support Agreement, dated as of October 6, 2026, by and among Pioneer Acquisition I Corp., Green AI Cloud, Inc., Pioneer Acquisition 1 Sponsor Holdco LLC and the other holders party thereto.

10.3	Form of Sponsor Lock-Up Agreement, by and between Pioneer Acquisition I Corp. and Pioneer Acquisition 1 Sponsor Holdco LLC.

10.4*	Form of Seller Lock-Up Agreement, by and among Pioneer Acquisition I Corp., Green AI Cloud, Inc. and the Sellers party thereto.

10.5	Form of Amended and Restated Registration Rights Agreement, by and among Pioneer Acquisition I Corp., Pioneer Acquisition 1 Sponsor Holdco LLC and the other holders party thereto.

99.1	Press Release dated October 8, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026

Pioneer Acquisition I Corp.

By:	/s/ Mitchell Creem
Name:	Mitchell Creem
Title:	Chief Executive Officer